CENTENNIAL GOVERNMENT TRUST
                      Supplement dated April 1, 2000 to the
                        Prospectus dated November 1, 1999




The first three sentences of the third paragraph under the heading: How the Trusts are Managed on Page 8 of the prospectus are revised as follows.


Portfolio  Manager.  Carol E.  Wolf is the  portfolio  manager  of  Centennial
      Money Market Trust and Centennial Government Trust. She is the person principally responsible for the day-to-day management of the Trust's portfolio. She has had this responsibility since June, 1990 and July, 1988, respectively. She is a Vice President of OppenheimerFunds, Inc. and of the Manager and an officer and portfolio manager of other funds for which the Manager or an affiliate serves as investment advisor.




















April 1, 2000                                               PS0170.006